UACSC 97-C
                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                              MONTH ENDING 10/31/97

PRINCIPAL BALANCE RECONCILIATION                                    D O L L A R S                                         NUMBERS
                                                   CLASS A-1        CLASS A-2        CLASS A-3      TOTAL CLASS A's
Original Principal Balance                     27,495,000.00    87,325,000.00    103,570,162.24       218,390,162.24       15,568
Beginning Period Principal Balance             19,333,278.66    87,325,000.00    103,570,162.24       210,228,440.90       15,142
Principal Collections - Scheduled Payments      2,323,381.29             0.00              0.00         2,323,381.29
Principal Collections - Payoffs                 3,812,123.60             0.00              0.00         3,812,123.60          302
Principal Withdrawal from Payahead                  4,358.00             0.00              0.00             4,358.00
Gross Principal Charge Offs                             0.00             0.00              0.00                 0.00
Repurchases                                         3,121.68             0.00              0.00             3,121.68            1
                                               -------------    -------------    --------------       --------------       ------
Ending Balance                                 13,190,294.09    87,325,000.00    103,570,162.24       204,085,456.33       14,839
                                               =============    =============    ==============       ==============       ======


Certificate Factor                                  .4797343           1.0000            1.0000             .9344993
Pass Through Rate                                     6.2104%           6.290%            6.490%              6.3748%

CASH FLOW RECONCILIATION

Principal Wired                                                                                  6,189,173.36
Interest Wired                                                                                   2,257,367.52
Withdrawal from Payahead Account                                                                     6,816.03
Repurchases (Principal and Interest)                                                                 3,178.53
Charge Off Recoveries                                                                                    0.00
Interest Advances                                                                                   32,824.12
Certificate Account Interest Earned                                                                 25,522.79
Spread Account Withdrawal                                                                                0.00
Class A Surety Bond Draw for Class I Interest                                                            0.00
Class A Surety Bond Draw for Class A Principal or Interest                                               0.00

Total Cash Flow                                                                                  8,514,882.35
                                                                                                 ============


TRUSTEE DISTRIBUTION  (11/10/97)

Total Cash Flow                                                                                  8,514,882.35
Unrecovered Advances on Defaulted Receivables                                                            0.00
Servicing Fee (Due and Unpaid)                                                                           0.00
Interest to Class A-1 Certificateholders                                                           103,391.37
Interest to Class A-2 Certificateholders                                                           457,728.54
Interest to Class A-3 Certificateholders                                                           560,141.96
Interest to Class I Certificateholders                                                             220,363.82
Principal to Class A-1 Certificateholders                                                        6,142,984.57
Principal to Class A-2 Certificateholders                                                                0.00
Principal to Class A-3 Certificateholders                                                                0.00
Surety Bond Premium                                                                                 26,361.04
Interest Advance Recoveries from Payments                                                            5,340.04
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                                                                0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or  Interest                                                                  0.00
Deposit to Payahead                                                                                 57,538.24
Certificate Account Interest to Servicer                                                            25,522.79
Payahead Account Interest to Servicer                                                                  121.79
Excess                                                                                             915,388.19

Net Cash                                                                                                 0.00
                                                                                                 ============

Servicing Fee Retained from Interest Collections                                                   175,190.37

SPREAD ACCOUNT  RECONCILIATION
Original Balance                                                                                         0.00
Beginning Balance                                                                                  680,389.77
Trustee Distribution of Excess                                                                     915,388.19
Interest Earned                                                                                      2,348.57
Spread Account Draws                                                                                     0.00
Reimbursement for Prior Spread Account Draws                                                             0.00
Distribution of Funds to Servicer                                                                        0.00
Ending Balance                                                                                   1,598,126.53
                                                                                                 ============

Required Balance                                                                                 2,729,877.03



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                                                10,919,508.11
Beginning Balance                                                                                9,831,032.28
Reduction Due to Spread Account                                                                   (917,736.76)
Reduction Due to Principal Reduction                                                              (307,149.23)
Ending Balance                                                                                   8,606,146.29
                                                                                                 ============

First Loss Protection Required Amount                                                            8,606,146.28
First Loss Protection Fee %                                                                              2.00%
First Loss Protection Fee                                                                            8,563.73



SURETY BOND  RECONCILIATION


Original Balance                                                                               218,390,162.24
Beginning Balance                                                                              210,594,616.89
Draws                                                                                                    0.00
Reimbursement of Prior Draws                                                                             0.00
Ending Balance                                                                                 210,594,616.89
                                                                                               ==============

Adjusted Ending Balance Based Upon Required Balance                                            204,004,145.86
                                                                                               ==============
Required Balance                                                                               204,004,145.86


PAYAHEAD RECONCILIATION


Beginning Balance                                                                                   35,284.16
Deposit                                                                                             57,538.24
Payahead Interest                                                                                      121.79
Withdrawal                                                                                           6,816.03
Ending Balance                                                                                      86,128.16
                                                                                               ==============

CURRENT DELINQUENCY
                         GROSS
# PAYMENTS DELINQUENT    NUMBER       BALANCE       PRINCIPAL     INTEREST
1 Payment                 150      1,962,559.76     17,004.84     27,907.45
2 Payments                 30        389,899.55      7,666.65     10,483.75
3 Payments                  0              0.00          0.00          0.00
Total                     180      2,352,459.31     24,671.49     38,391.20

Percent Delinquent      1.213%            1.153%




DELINQUENCY RATE (60+)

                      RECEIVABLE
                      END OF PERIOD         DELINQUENCY
PERIOD                BALANCE              POOL BALANCE            RATE
Current               389,899.55           204,085,456.33          0.19
1st Previous                0.00           210,228,440.90          0.00
2nd Previous                0.00                     0.00          0.00



NET LOSS RATE                                                                     DEFAULTED
                                                   LIQUIDATION    AVERAGE         NET LOSS
PERIOD                                BALANCE       PROCEEDS     POOL BALANCE    (ANNUALIZED)
Current                                 0.00           0.00      207,156,948.62       0
1st Previous                            0.00           0.00      214,309,301.57       0
2nd Previous                            0.00           0.00                0.00       0

Gross Cumulative Charge Offs            0.00
Number of Repossessions                 0.00%
Number of Inventoried Autos EOM         0.00%


EXCESS YIELD TRIGGER
                                  EXCESS YIELD
                      EXCESS          END OF PERIOD           PERCENTAGE
  PERIOD               YIELD           POOL BALANCE           (ANNUALIZED)
Current              978,388.26       204,085,456.33              5.75%
1st Previous         715,673.93       210,228,440.90              4.09%
2nd Previous               0.00                 0.00                 0
3rd Previous
4th Previous
5th Previous

                                        CURRENT
                                         LEVEL       TRIGGER      STATUS
Six Month Average Excess Yield            N/A          1.50%        N/A

Trigger Hit in Current
  or any Previous Month                                             NO


Date: November 5, 1997                       /s/ Nancy Meltabarger
     ------------------------------------    --------------------------------
                                             Nancy Meltabarger
                                             Assistant Vice President